STANDARD(r) [GRAPHIC OMITTED]
                         Standard Motor Products, Inc.


FOR IMMEDIATE RELEASE

For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com


                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
              SECOND QUARTER 2006 RESULTS AND A QUARTERLY DIVIDEND

New York, NY, August 7, 2006......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and six months ended June 30, 2006.

Consolidated net sales for the second quarter of 2006 were $229.2 million, compared to consolidated net sales of $226.5 million during the comparable quarter in 2005. Earnings from continuing operations for the second quarter of 2006 were $5.5 million or 30 cents per diluted share, compared to a loss of $1.3 million or 7 cents per diluted share in the second quarter of 2005.

Consolidated net sales for the six month period ended June 30, 2006 were $439.3 million, compared to consolidated net sales of $433.8 million during the comparable period in 2005. Earnings from continuing operations for the six month period ended June 30, 2006 were $8.1 million or 44 cents per diluted share, compared to a loss of $228 thousand or 1 cent per diluted share in the comparable period of 2005.

Commenting on the results, Mr. Lawrence Sills, Standard Motor Products' Chairman and Chief Executive Officer, said, "While all of our operating divisions showed improvement for the quarter and for the year-to-date, we were most pleased with the improvement in Engine Management gross margin. With the Dana integration behind us, we have been able to focus on this area with a combination of improved pricing, resourcing of purchased items, and additional in-house manufacturing. We achieved close to 25% Engine Management gross profit for the quarter and the six months, well above the 2005 annual rate of 20%."



--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on September 1, 2006 to stockholders of record on August 15, 2006.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Monday, August 7, 2006. The dial in number is 800-905-0392 (domestic) or 785-832-0326 (international). The playback number is 800-945-0822 (domestic) or 402-220-0668 (international). The conference ID # is STANDARD.



 UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.


                                       ###



                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations


                (Dollars in thousands, except per share amounts)


                                                              THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                   JUNE 30,                        JUNE 30,
                                                            2006             2005           2006            2005
                                                        ------------    ------------    ------------    ------------
NET SALES                                               $    229,174    $    226,512    $    439,250    $    433,838

COST OF SALES                                                172,468         177,602         329,313         336,493
                                                        ------------    ------------    ------------    ------------

GROSS PROFIT                                                  56,706          48,910         109,937          97,345

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                    42,995          43,705          86,783          85,781
INTEGRATION EXPENSES                                             143           3,878             230           4,402
                                                        ------------    ------------    ------------    ------------

OPERATING INCOME                                              13,568           1,327          22,924           7,162

OTHER INCOME (EXPENSE), NET                                      810           1,194           1,160             979

INTEREST EXPENSE                                               5,255           4,290           9,708           8,065
                                                        ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES               9,123          (1,769)         14,376              76

INCOME TAX EXPENSE                                             3,668            (488)          6,323             304
                                                        ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS                            5,455          (1,281)          8,053            (228)

DISCONTINUED OPERATION, NET OF TAX                              (289)           (384)         (1,053)           (791)
                                                        ------------    ------------    ------------    ------------


NET INCOME                                              $      5,166    $     (1,665)   $      7,000    $     (1,019)
                                                        ============    ============    ============    ============



NET EARNINGS PER COMMON SHARE:

   BASIC EARNINGS FROM CONTINUING OPERATIONS            $       0.30    $      (0.07)   $       0.44    $      (0.01)
   DISCONTINUED OPERATION                                      (0.02)          (0.02)          (0.06)          (0.04)
                                                        ------------    ------------    ------------    ------------
   NET INCOME PER COMMON SHARE - BASIC                  $       0.28    $      (0.09)   $       0.38    $      (0.05)
                                                        ============    ============    ============    ============


   DILUTED EARNINGS FROM CONTINUING OPERATIONS          $       0.30    $      (0.07)   $       0.44    $      (0.01)
   DISCONTINUED OPERATION                                      (0.02)          (0.02)          (0.06)          (0.04)
                                                        ------------    ------------    ------------    ------------
   NET INCOME PER COMMON SHARE - DILUTED                $       0.28    $      (0.09)   $       0.38    $      (0.05)
                                                        ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES                  18,297,155      19,538,269      18,245,253      19,489,583
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES     18,327,895      19,538,269      18,260,708      19,489,583



--------------------------------------------------------------------------------

                             STANDARD MOTOR PRODUCTS
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                             (Dollars in thousands)

                                     ASSETS

                                                      June 30,  December 31,
                                                        2006        2005
                                                     --------   -----------

Cash                                                 $ 11,164   $ 14,046

Accounts receivable, gross                            276,046    185,868
Allowance for doubtful accounts                        10,776      9,574
                                                     --------   --------
Accounts receivable, net                              265,270    176,294

Inventories                                           235,091    243,297
Other current assets                                   24,039     22,053

                                                     --------   --------
Total current assets                                  535,564    455,690
                                                     --------   --------

Property, plant and equipment, net                     84,121     85,805
Goodwill and other intangibles                         56,006     67,402
Other assets                                           37,400     44,147

                                                     --------   --------
Total assets                                         $713,091   $653,044
                                                     ========   ========



                      LIABILITIES AND STOCKHOLDERS' EQUITY


Notes payable                                        $192,820   $149,236
Current portion of long term debt                         542        542
Accounts payable trade                                 60,296     52,535
Accrued customer returns                               27,820     22,346
Restructuring accrual                                     903      1,286
Other current liabilities                              67,902     59,977

                                                     --------   --------
Total current liabilities                             350,283    285,922
                                                     --------   --------

Long-term debt                                         98,265     98,549
Postretirement & other liabilities                     47,273     45,962
Restructuring accrual                                     418     11,348
Accrued asbestos liability                             24,241     25,556

                                                     --------   --------
Total liabilities                                     520,480    467,337
                                                     --------   --------

Total stockholders' equity                            192,611    185,707

                                                     --------   --------
Total liabilities and stockholders' equity           $713,091   $653,044
                                                     ========   ========

--------------------------------------------------------------------------------